Scudder
Cash Investment
Trust


Semiannual Report
December 31, 1997


Pure No-Load(TM) Funds

A money market fund for investors seeking stability of capital and, consistent therewith, liquidity of capital and current income.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER (logo)

                          Scudder Cash Investment Trust


--------------------------------------------------------------------------------
Date of Inception: 7/23/76   Total Net Assets as of        Ticker Symbol:  SCTXX
                            12/31/97: $1.25 billion
--------------------------------------------------------------------------------

o Scudder Cash Investment Trust maintained its $1.00 share price throughout the semi-annual period ended December 31, 1997 and provided total returns of 2.46% for the six-month period, and 4.85% for the year.

o The Fund's 30-day net annualized yield at the end of December 1997 was 4.88%.

o As inflation fears cooled and it became apparent that the Fed would maintain its hands-off policy on interest rates, we gradually extended the Fund's average maturity, before pulling back at year end.



                                Table of Contents

   3  Letter from the Fund's President    14  Notes to Financial Statements
   4  Portfolio Management Discussion     17  Shareholder Meeting Results
   7  Investment Portfolio                20  Officers and Trustees
  10  Financial Statements                21  Investment Products and Services
  13  Financial Highlights                22  Scudder Solutions


                       2 - Scudder Cash Investment Trust

                        Letter from the Fund's President

Dear Shareholders,

     The U.S. economy -- buoyed by moderate growth, strong employment, low inflation and healthy corporate profits -- continued to enjoy strong performance over the first six months of Scudder Cash Investment Trust's 1998 fiscal year. In fact, the U.S. economy can now lay claim to one of the longest expansions on record -- 6 1/2 years -- a growth trend which we believe shows no sign of ending soon.

     Throughout the period, stocks were on an upward climb, thanks to strong positive fundamentals in the U.S. economy. On the fixed-income front, markets benefited from several positive forces, including declining inflation, lower federal deficits and a strong dollar.

     Although inflation remains under control, there is still a chance that the Federal Reserve Board could raise interest rates in the coming months, which would quickly affect market returns. This conclusion is based on the belief that the Federal Reserve Board could view the tight labor market as a potential inflation danger (unemployment levels are at a 25-year low) and that the economy's underlying strength may lead to even stronger growth.

     If such a scenario comes to pass, we believe you can rest assured that your Fund offers a safe haven from market volatility. Your Fund seeks to maintain a stable $1.00 share price -- no matter what the market conditions -- through investment in short-maturity and high-quality money market securities.

     Our long-term outlook for inflation, interest rates and the fixed-income markets remains positive overall, based on a number of structural trends including global deregulation and the impact of technology on the manufacture and distribution of products and services. We invite you to review the Fund manager's commentary in the attached report. The following pages contain important information about the Fund's investment activity over the past six months, as well as the manager's outlook for the coming year.

     Finally, it should be noted that, as of January 1, 1998, your Fund has a new management team, Frank J. Rachwalski, Jr. and John W. Stuebe. We are pleased that they are bringing their extensive knowledge and expertise to the Fund.

     Thank you for choosing Scudder Cash Investment Trust to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call Investor Relations at 1-800-225-2470, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Cash Investment Trust


                       3 - Scudder Cash Investment Trust

                         Portfolio Management Discussion

Dear Shareholders,

Fueled by a near-perfect economic environment, the broader U.S. stock market continued its record run during the first six months of your Fund's 1998 fiscal year, experiencing only short-lived setbacks along the way.

Encouraged, too, by relatively stable interest rates and low inflation -- and undoubtedly heartened by the declining government budget deficit, which is currently at a 20-year low -- bonds ended the year with solid, though not stellar, performance.

The stock market's fresh gains -- which come on top of significant increases in 1995 and 1996 -- leave many investors wary of what might come next. Uncertainty in the bond market in the months ahead remains a given as well, as investors keep a close watch on inflation and the Federal Reserve Board's actions.

During this period of record growth -- and uncertainty in the fixed-income markets -- your Fund's investments in short-term, high quality securities provided a balance to more aggressive stock and bond holdings. Scudder Cash Investment Trust maintained its $1.00 share price throughout the period and was able to provide a positive total return of 2.46% for the six months ended December 31, 1997, and a total return of 4.85% for the year. The Fund's 30-day net annualized yield at the end of December was 4.88%.

                           Average Maturity Gradually
                               Extended to Capture
                                  Higher Yields

During the course of the year, we kept a watchful eye on the Federal Reserve Board, in anticipation of further interest rate hikes. (The Fed raised the federal funds rate -- a key short-term interest rate -- in March, but left rates untouched for the remainder of the year). As inflation fears cooled and it became apparent that the Fed would maintain its hands-off policy on interest rates, we gradually extended the Fund's average maturity.

Shorter maturities are generally sought for the stability and liquidity they may provide -- the primary goals of Scudder Cash Investment Trust. Yet, in a relatively stable interest rate environment, we seek out longer maturities, which tend to offer higher yields in exchange for slightly higher risk. In contrast, when we expect rates to rise, we typically shorten the portfolio's average maturity, so that issues coming due can be reinvested at higher rates.

Early in 1997, Scudder elected to discontinue having your Fund rated by independent agencies such as Standard & Poor's Corporation. In the past, your Fund sought and achieved the highest rating (AAAm), in part by restricting the average maturity of the portfolio.

Your Fund now has the ability to extend to an average maturity of 90 days and take advantage of the slightly higher yields on longer-maturity money market instruments. Previously, when seeking a AAAm rating by Standard & Poor's, the Fund had to limit the average maturity of its holdings to 60 days.

                       4 - Scudder Cash Investment Trust

In early July (the beginning of the Fund's fiscal year), the Fund's average maturity stood at 73 days. It hovered in the 75-85 day range for much of the third and fourth quarters. We did, however, pull back slightly on the Fund's average maturity at year-end -- not for any economic reason, but rather to maintain liquidity. This, of course, was a seasonal consideration -- we anticipated heavier than normal cash flows out of the Fund, as investors withdrew money for holiday shopping, tax payments or credit card bills.

We have subsequently returned the Fund's average maturity closer to the upper limits of its maturity range. Of course, the Fund's average maturity remains comfortably in line with its objective of price stability and liquidity.

                              A Flexible Portfolio

As always, your Fund's portfolio consists of a varied mix of high-quality money market instruments, including commercial paper, certificates of deposit issued by major banks, U.S. government agency securities and short- and medium-term obligations from companies with strong credit ratings.

The Fund continues to be significantly overweighted in commercial paper because it tends to offer some of the highest money market yields available. Commercial paper also boosts stability by allowing the Fund to lock in relatively attractive rates over a period of one to three months. At the end of December, commercial paper accounted for 43% of the portfolio.

                              Uncertain Investment
                                  Climate Ahead

Looking ahead, we believe that interest rates are likely to remain flat, as the economy continues on its slow, steady, non-inflationary growth path. While this scenario is extremely positive for the long term, it is unlikely that 1998 will see a repeat of the last three years' outstanding stock market performance.

Consensus predictions for the economy overall are a modest 2.5% growth in gross domestic product. The meltdown in many smaller Asian economies and growing problems in Japan are what many economists predict will hold back growth in the U.S. Weaker markets for exports and competition from cheaper foreign goods sold in devalued currencies will provide a head wind in the near term. In fact, Southeast Asia's problems may reverberate throughout the world for some time, bringing volatility to both the stock and bond markets.

Another potential bump in the road to lower interest rates -- and continued bond market strength -- are growing problems among Japanese banks that may cause them to sell sizable amounts of their massive U.S.
bond portfolios.

In an uncertain investment climate such as this, your Fund offers the safety and stability of short-term, high quality money market instruments. We continue to believe in the value of owning a short-term money market fund, like Scudder Cash Investment Trust, as part of a well-diversified portfolio.

                       5 - Scudder Cash Investment Trust

In the months ahead, the Fund's management team will continue to collect economic data and carefully monitor the investment climate as it positions your Fund for high current income plus price stability and liquidity.

Sincerely,
Your Portfolio Management Team

/s/David B. Wines             /s/Debra A. Hanson

David B. Wines                Debra A. Hanson


/s/K. Sue Cote

K. Sue Cote


                       6 - Scudder Cash Investment Trust

            Investment Portfolio as of December 31, 1997 (Unaudited)

                                                                                             Principal
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 9.4%
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/97 at 6.5%, to be repurchased at $40,014,444 on 1/2/98, collateralized by a $29,688,000
  U.S. Treasury Bond, 12.375%, 5/15/04 ..................................................     40,000,000            40,000,000
Repurchase Agreement with Salomon Brothers dated 12/31/97 at 6.7%, to be repurchased at $75,027,917 on 1/2/98, collateralized by a $79,830,000
  U.S. Treasury Bill, 10/15/98 ..........................................................     75,000,000            75,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $115,000,000)                                                                    115,000,000
------------------------------------------------------------------------------------------------------------------------------

Commercial Paper 42.6%
------------------------------------------------------------------------------------------------------------------------------
Communications 7.2%
Telephone/Communications
Ameritech Corp., 5.79%, 1/28/98 .........................................................     23,000,000            22,900,123
Bell Atlantic Financial Services, 6%, 1/29/98 ...........................................     40,000,000            39,813,333
Bell South Capital Funding, 5.88%, 1/22/98 ..............................................     25,000,000            24,914,250
                                                                                                                 -------------
                                                                                                                    87,627,706
                                                                                                                 -------------
Financial 35.4%
Banks 2.8%
Chase Manhattan Bank, 5.51%, 3/6/98 .....................................................     10,000,000             9,899,193
NationsBank, 5.72%, 3/12/98 .............................................................     25,000,000            24,721,917
                                                                                                                 -------------
                                                                                                                    34,621,110
                                                                                                                 -------------
Insurance 2.5%
Prudential Funding Corp., 5.58%, 1/6/98 .................................................     30,000,000            29,972,050
                                                                                                                 -------------
Business Finance 13.1%
Barclays U.S. Funding, 5.53%, 1/7/98 ....................................................     30,000,000            29,970,850
Ciesco, 5.7%, 1/14/98 ...................................................................     40,000,000            39,917,667
Corporate Asset Funding, 5.58%, 1/14/98 .................................................     20,000,000            19,955,822
Matterhorn Capital, 5.72%, 1/23/98 ......................................................     20,000,000            19,930,089
New Center Asset Trust, 5.77%, 2/5/98 ...................................................     40,000,000            39,775,611
New Center Asset Trust, 5.55%, 1/7/98 ...................................................     10,000,000             9,989,150
                                                                                                                 -------------
                                                                                                                   159,539,189
                                                                                                                 -------------
Other Financial Companies 9.8%
Associates Corp. of North America, 5.58%, 1/13/98 .......................................     20,000,000            19,959,649
Associates Corp. of North America, 5.55%, 2/24/98 .......................................     30,000,000            29,737,374
General Electric Capital Corp., 5.87%, 1/22/98 ..........................................     40,000,000            39,863,033

    The accompanying notes are an integral part of the financial statements.


                        7 - Scudder Cash Investment Trust

                                                                                             Principal
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.66%, 3/17/98 ..........................................     20,000,000            19,761,867
Rincon Securities, 5.75%, 1/29/98 .......................................................     10,000,000             9,955,278
                                                                                                                 -------------
                                                                                                                   119,277,201
                                                                                                                 -------------
Consumer Finance 7.2%
FCar Owner Trust I, 5.61%, 1/13/98 ......................................................     50,000,000            49,899,123
Ford Motor Credit, 5.55%, 3/10/98 .......................................................     40,000,000            39,567,600
                                                                                                                 -------------
                                                                                                                    89,466,723
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $520,555,673)                                                                         520,503,979
------------------------------------------------------------------------------------------------------------------------------

Certificates Of Deposit 25.0%
------------------------------------------------------------------------------------------------------------------------------
Bank One, Columbus, N.A., 5.51%, 6/10/98 ................................................     30,000,000            30,017,700
Bank of America, 5.87%, 1/5/98 ..........................................................     35,000,000            35,000,282
Bankers Trust Company, 5.97%, 8/28/98 ...................................................     15,000,000            15,027,432
Bankers Trust Company, 5.91%, 8/7/98 ....................................................     10,000,000            10,003,712
Chase Manhattan Bank, 5.65%, 4/2/98 .....................................................     20,000,000            19,992,960
FCC National Bank Note, 5.725%, 1/7/98 ..................................................     10,000,000             9,999,578
BankBoston, 5.9%, 7/15/98 ...............................................................     40,000,000            40,006,727
BankBoston, 5.87%, 10/14/98 .............................................................     15,000,000            15,009,994
JP Morgan, 5.8%, 7/28/98 ................................................................     10,000,000             9,996,993
LaSalle National Bank, 5.7%, 1/7/98 .....................................................     30,000,000            29,999,555
Morgan Guaranty Trust Co., 5.71%, 1/6/98 ................................................     10,000,000             9,999,597
National Bank of Detroit, 5.74%, 1/22/98 ................................................     10,000,000             9,998,126
National Bank of Detroit, 5.76%, 2/3/98 .................................................     10,000,000             9,996,791
National Westminster Bank, 5.85%, 7/22/98 ...............................................     10,000,000             9,999,436
National Westminster Bank, 5.855%, 8/7/98 ...............................................     20,000,000            20,001,107
Sun Trust Bank, 5.8%, 7/24/98 ...........................................................     30,000,000            29,978,700
------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $304,965,504)                                                                  305,028,690
------------------------------------------------------------------------------------------------------------------------------

U. S. Government Agency Obligations 10.0%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 5.504%, 7/14/99** ................................     56,000,000            55,736,240
Student Loan Marketing Association, 5.504%, 7/12/99** ...................................     46,500,000            46,337,250
Student Loan Marketing Association, 5.82%, 9/16/98 ......................................     20,000,000            20,012,400
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $122,497,314)                                                       122,085,890
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        8 - Scudder Cash Investment Trust

                                                                                             Principal
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term and Medium-Term Notes 13.0%
------------------------------------------------------------------------------------------------------------------------------
Technology 1.6%
Electronic Data Processing
IBM Credit Corp., 6.12%, 12/15/98 .......................................................     20,000,000            19,987,800
                                                                                                                 -------------
Consumer Discretionary 0.7%
Department & Chain Stores
Wal-Mart Stores Inc. Note, 5.5%, 3/1/98 .................................................      8,200,000             8,192,176
                                                                                                                 -------------
Financial 10.7%
Banks 9.3%
American Express Centurion Bank, Floating Rate Bank Note, 5.911%, 4/24/98** .............     20,000,000            20,000,600
Banc One Corporation, 5.51%, 2/24/98 ....................................................     10,000,000             9,913,300
Bankers Trust Company, Medium Term Note, 5.71%, 4/14/98** ...............................     30,000,000            30,000,000
Huntington National Bank, 5.8%, 9/22/98 .................................................     17,525,000            17,524,753
Morgan Guaranty Trust Co., 5.955%, 6/22/98 ..............................................     36,500,000            36,510,544
                                                                                                                 -------------
                                                                                                                   113,949,197
                                                                                                                 -------------
Consumer Finance 0.8%
Chrysler Financial Corp, 5.375%, 10/15/98 ...............................................     10,000,000             9,951,600
                                                                                                                 -------------
Other Financial Companies 0.6%
CIT Group Holdings, 5.875%, 11/9/98 .....................................................      7,000,000             6,998,110
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $159,129,773)                                                         159,078,883
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,222,148,264) (a)                                                   1,221,697,442
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $1,222,148,264. At December 31, 1997, net unrealized depreciation for all securities based on tax cost was $450,822. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $126,222 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $577,044.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of December 31, 1997.

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Cash Investment Trust

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of December 31, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (cost $1,222,148,264) .......................      $1,221,697,442
                 Cash ...............................................................           3,793,970
                 Receivable for Fund shares sold ....................................          27,671,631
                 Interest receivable ................................................          13,470,700
                 Other assets .......................................................              44,001
                                                                                            ----------------
                 Total assets .......................................................       1,266,677,744
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ..................................................             210,762
                 Payable for Fund shares redeemed ...................................          11,855,642
                 Accrued management fee .............................................             342,689
                 Other payables and accrued expenses ................................             762,057
                                                                                            ----------------
                 Total liabilities ..................................................          13,171,150
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                      $1,253,506,594
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ..............            (450,822)
                 Accumulated net realized gain (loss) ...............................            (480,894)
                 Paid-in capital ....................................................       1,254,438,310
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                      $1,253,506,594
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,253,506,594 / 1,253,728,752 outstanding shares of
                    beneficial interest, $.01 par value, unlimited number                   ----------------
                    of shares authorized) ...........................................               $1.00
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Cash Investment Trust

                             Statement of Operations
                 six months ended December 31, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest ...........................................................       $  37,049,805
                                                                                            -----------------

                 Expenses:
                 Management fee .....................................................           2,726,588
                 Services to shareholders ...........................................           2,839,304
                 Custodian and accounting fees ......................................             131,192
                 Trustees' fees and expenses ........................................              16,744
                 Reports to shareholders ............................................             131,192
                 Registration fees ..................................................              37,168
                 Auditing ...........................................................              20,240
                 Legal ..............................................................              11,040
                 Other ..............................................................              29,869
                                                                                            -----------------
                 Total expenses before reductions ...................................           5,943,337
                 Expense reductions .................................................            (392,856)
                                                                                            -----------------
                 Expenses, net ......................................................           5,550,481
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         31,499,324
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on investments ............................             (21,793)
                 Net unrealized appreciation (depreciation) during the period on
                    investments .....................................................            (125,623)
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                  (147,416)
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  31,351,908
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Cash Investment Trust

                       Statements of Changes in Net Assets

                                                                               Six Months
                                                                                 Ended
                                                                              December 31,        Year Ended
                                                                                  1997              June 30,
Increase (Decrease) in Net Assets                                             (Unaudited)            1997
-------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...................................    $ 31,499,324       $ 67,095,055
                 Net realized gain (loss) on investment transactions
                    during the period ....................................         (21,793)                --
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period .......................        (125,623)           911,613
                                                                            ----------------   ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ...........................................      31,351,908         68,006,668
                                                                            ----------------   ----------------
                 Distributions to shareholders:
                 From net investment income ..............................     (31,499,324)       (67,095,055)
                                                                            ----------------   ----------------
                 Fund share transactions in net asset value of $1.00
                    per share:
                 Shares sold .............................................   1,012,372,828      2,146,433,255
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ........................      29,467,166         62,538,989
                 Shares redeemed .........................................  (1,218,809,501)    (2,166,626,217)
                                                                            ----------------   ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .........................................    (176,969,507)        42,346,027
                                                                            ----------------   ----------------
                 Increase (decrease) in net assets .......................    (177,116,923)        43,257,640
                 Net assets at beginning of period .......................   1,430,623,517      1,387,365,877
                                                                            ----------------   ----------------
                 Net assets at end of period .............................  $1,253,506,594     $1,430,623,517
                                                                            ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Cash Investment Trust

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                Six Months
                                  Ended
                               December 31,
                                   1997                                      Years Ended June 30,
                               (Unaudited)   1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of   ----------------------------------------------------------------------------------------------------
   period ....................   $1.000     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                ----------------------------------------------------------------------------------------------------
Net investment income ........     .024       .046     .048     .048     .027     .027     .047     .069     .080     .082     .064
Distributions from net
   investment income and
   net realized capital
   gains .....................    (.024)     (.046)   (.048)   (.048)   (.027)   (.027)   (.047)   (.069)   (.080)   (.082)   (.064)
Net asset value, end            ----------------------------------------------------------------------------------------------------
   of period .................   $1.000     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............     2.46**     4.73     4.89     4.90     2.77     2.75     4.76     7.13     8.23     8.49     6.59
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..............    1,254      1,431    1,387    1,520    1,430    1,119    1,361    1,736    1,644    1,563    1,370
Ratio of operating expenses,
   net to average daily net
   assets (%) ................      .85*       .86      .83      .78      .82      .78      .70      .66      .67      .66      .68
Ratio of operating expenses
   before expense reduction,
   to average daily net
   assets (%) ................      .91*       .86      .83      .78      .82      .78      .70      .66      .67      .66      .68
Ratio of net investment
   income to average daily
   net assets (%) ............     4.82*      4.63     4.79     4.84     2.78     2.72     4.58     6.91     7.93     8.21     6.44

*  Annualized
** Not annualized


                       13 - Scudder Cash Investment Trust

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Money market instruments purchased with original maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Debt securities for which market quotations are readily available and which have original maturities of sixty-one days or more from the date of valuation are valued at market. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. Repurchase agreements are valued at cost which, when combined with accrued interest receivable, approximates market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required. At June 30, 1997, the Fund had a net tax basis capital loss carryforward of approximately $459,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2004, ($279,000) and June 30, 2005 ($180,000),
the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to the shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis (which in most instances is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.


                       14 - Scudder Cash Investment Trust

                               B. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. In addition, effective June 30, 1997, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than .85% of average daily net assets until October 31, 1998. For the six months ended December 31, 1997, the Adviser did not impose a portion of its fee, amounting to $392,856, and the portion imposed amounted to $2,333,732, equivalent to an annual effective rate of .36% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SSC aggregated $1,495,245, of which $249,459 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by STC aggregated $878,338, of which $152,942 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $49,895, of which $8,132 is unpaid at December 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be


                       15 - Scudder Cash Investment Trust
invested in the Underlying Funds. For the six months ended December 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $44,160.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1997, Trustees' fees and expenses aggregated $16,744.


                       16 - Scudder Cash Investment Trust

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Cash Investment Trust (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                                  Number of Votes:
                                                  ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------
              656,606,151                 36,090,362                 26,765,833                  152,323


2.    To elect Trustees.



                                                                    Number of Votes:
                                                                    ----------------

                            Trustee                          For                      Withheld
                            -------                          ---                      --------

               Henry P. Becton, Jr.                      688,913,961                 30,548,385

               Dawn-Marie Driscoll                       689,036,057                 30,426,289

               Peter B. Freeman                          688,665,721                 30,796,625

               George M. Lovejoy, Jr.                    688,683,088                 30,779,258

               Dr. Wesley W. Marple, Jr.                 689,006,720                 30,455,626

               Daniel Pierce                             689,064,839                 30,397,507

               Kathryn L. Quirk                          689,082,529                 30,379,817

               Jean C. Tempel                            688,648,408                 30,813,938


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                                    Number of Votes:
                                                    ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------
              706,987,303                 73,415,430                 60,457,924                     0


                       17 - Scudder Cash Investment Trust

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                                    Number of Votes:
                                                    ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

              715,302,970                 64,561,454                 60,996,233                     0

5. To approve the revision of certain fundamental investment policies.


                                                                                 Number of Votes:
                                                                                 ----------------
                                                                                                                 Broker
                    Fundamental Policies                      For            Against           Abstain         Non-Votes*
                    --------------------                      ---            -------           -------         ----------
             5.1   Diversification                        615,369,412       53,729,359       50,211,252         152,323

             5.2   Borrowing                              611,846,714       57,234,366       50,228,943         152,323

             5.3   Senior securities                      614,625,312       54,461,100       50,223,611         152,323

             5.4   Concentration                          614,512,311       54,568,769       50,228,943         152,323

             5.5   Underwriting of securities             615,275,845       44,600,360       59,433,818         152,323

             5.6   Investment in real estate              612,752,061       46,795,117       59,762,845         152,323

             5.7   Purchase of physical
                   commodities                            612,696,772       46,919,812       59,693,439         152,323

             5.8   Lending                                612,952,992       46,533,685       59,823,346         152,323

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

               For                      Against                    Abstain
               ---                      -------                    -------

           668,366,046                 17,605,401                 33,490,899

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                       18 - Scudder Cash Investment Trust

                                    This Page
                                  intentionally
                                   left blank.










                       19 - Scudder Cash Investment Trust

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Dudley H. Ladd*
Vice President and Trustee

E. Michael Brown*
Trustee

Henry P. Becton, Jr.
Trustee; President and
General Manager, WGBH
Educational Foundation

Dawn-Marie Driscoll
Trustee;  Executive Fellow,
Center for Business Ethics;
President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate
Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and
Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jean C. Tempel
Trustee

Stephen L. Akers*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Edward J. O'Connell*
Vice President and Assistant Treasurer

David Wines*
Vice President

Caroline Pearson
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                       20 - Scudder Cash Investment Trust

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       21 - Scudder Cash Investment Trust

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       22 - Scudder Cash Investment Trust


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       23 - Scudder Cash Investment Trust

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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